SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to [S] 240.14a-12

                       JACK HENRY & ASSOCIATES, INC.
             -----------------------------------------------
            (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required.

      [ ]  Fee computed on table below per Exchange Act Rules 14a-
           6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:
           ________________________________________________________________
        2) Aggregate number of securities to which transaction applies:
           ________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ________________________________________________________________
        4) Proposed maximum aggregate value of transaction:
           ________________________________________________________________
        5) Total fee paid:
           ________________________________________________________________

      [ ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:  ________________________________________
        2) Form, Schedule or Registration Statement No.: ___________________
        3) Filing Party: ___________________________________________________
        4) Date Filed: _____________________________________________________

                        JACK HENRY & ASSOCIATES, INC.
                         663 Highway 60, P.O. Box 807
                            Monett, Missouri 65708


                NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS


 TO THE STOCKHOLDERS OF JACK HENRY & ASSOCIATES, INC.:

 PLEASE TAKE NOTICE that the 2003 Annual Meeting of Stockholders of Jack Henry & Associates, Inc., a Delaware corporation, will be held in the Company's Executive Conference Center, lower level (Building J-7) at the company headquarters, 663 Highway 60, Monett, Missouri, on Tuesday, October 28, 2003, 11:00 a.m., local time, for the following purposes:

 (1) To elect seven (7) directors to serve until the 2004 Annual Meeting of Stockholders;

 (2) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

 The close of business on September 22, 2003, has been fixed as the record date for the Annual Meeting. Only stockholders of record as of that date will be entitled to notice of and to vote at said meeting and any adjournment or postponement thereof.

 The accompanying form of Proxy is solicited by the Board of Directors of the Company. The attached Proxy Statement contains further information with respect to the business to be transacted at the Annual Meeting.

 ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

    By Order of the Board of Directors


    Janet E. Gray
    Secretary


 Monett, Missouri
 September 23, 2003

                              TABLE OF CONTENTS


      Voting...................................................      1

      Stock Ownership of Certain Stockholders..................      2

      Election of Directors (Proposal 1).......................      3

      Corporate Governance.....................................      5

      Audit Committee Report...................................      6

      Executive Officers and Significant Employees.............      7

      Section 16(a) Beneficial Ownership Reporting Compliance..      7

      Executive Compensation...................................      8

      Equity Compensation Plan Information.....................     10

      Compensation Committee Report............................     10

      Company Performance......................................     11

      Certain Relationships and Related Transactions...........     11

      Independent Auditors.....................................     12

      Stockholder Proposals....................................     12

      Cost of Solicitation and Proxies.........................     12

      Financial Statements.....................................     12

      Other Matters............................................     13

      Appendix A - Amended and Restated Audit Committee Charter     14
      ----------

                        JACK HENRY & ASSOCIATES, INC.
                         663 Highway 60, P.O. Box 807
                            Monett, Missouri 65708

                               PROXY STATEMENT
                 FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held Tuesday, October 28, 2003


 This Proxy Statement and the enclosed proxy card (the Proxy) are furnished to the stockholders of Jack Henry & Associates, Inc., a Delaware corporation (the Company), in connection with the solicitation of Proxies by the Company's Board of Directors for use at the 2003 Annual Meeting of Stockholders, and any adjournment or postponement thereof (the Annual Meeting), to be held in the Company's Executive Conference Center, lower level (Building J-7) at the company headquarters, 663 Highway 60, Monett, Missouri, at 11:00 a.m., local time, on Tuesday, October 28, 2003. The mailing of this Proxy Statement, the Proxy, the Notice of Annual Meeting and the accompanying 2003 Annual Report to Stockholders is expected to commence on or about September 25, 2003.

 The Board of Directors does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else proposes to present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the accompanying form of Proxy, or their duly constituted substitutes, acting at the Annual Meeting, will be deemed authorized to vote or otherwise to act thereon in accordance with their judgment on such matters.

 If the enclosed Proxy is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Each proposal, including the election of directors, will require the affirmative vote of a majority of the shares of common stock voting in person or by Proxy at the Annual Meeting.

 Any stockholder executing a Proxy retains the power to revoke it at any time prior to the voting of the Proxy. It may be revoked by a stockholder personally appearing at the Annual Meeting and casting a contrary vote, by filing an instrument of revocation with the Secretary of the Company, or by the presentation at the Annual Meeting of a duly executed later dated Proxy.


                                    VOTING

 At the 2003 Annual Meeting, Stockholders will consider and vote upon:

 (1)  The election of seven (7) directors; and
 (2)  Such other matters as may properly come before the Annual Meeting.

 Only stockholders of record at the close of business on September 22, 2003, the record date for the Annual Meeting, are entitled to notice of and to vote at such meeting. Stockholders are entitled to one vote for each share of Common Stock on each matter to be considered at the Annual Meeting.

 The Company's authorized capital stock currently consists of 250,000,000 shares of common stock, par value $.01 per share (the Common Stock), and 500,000 shares of preferred stock, par value $1.00 per share (the Preferred Stock). As of August 21, 2003, there were 88,560,346 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. At such date, our executive officers and directors were entitled to vote, or to direct the voting of 19,034,727 shares of Common Stock, representing 21% of the shares entitled to vote at the 2003 Annual Meeting. Unless otherwise specified, all share numbers and other share data have been adjusted to reflect all prior stock splits.

 All shares represented by Proxy and all Proxies solicited hereunder will be voted in accordance with the specifications made by the stockholders executing such Proxies. If a stockholder does not specify how a Proxy is to be voted, the shares represented thereby will be voted: (1) FOR the election as directors of the seven (7) persons nominated by the Board of Directors; and (2) upon other matters that may properly come before the Annual Meeting, in accordance with the discretion of the persons to whom the Proxy is granted.


                   STOCK OWNERSHIP OF CERTAIN STOCKHOLDERS

 The following table sets forth information as of August 21, 2003, concerning the equity ownership of (a) those individuals who are known to be the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, of 5% or more of the Company's Common Stock, (b) the directors, (c) the executive officers named in the Summary Compensation Table and (d) all of our directors and executive officers as a group:



                                      Number of Shares     Percentage of Shares
 Title of Class  Beneficial Owner    Beneficially Owned (1)   Outstanding (1)
 --------------  ------------------- ----------------------   ---------------

                  Michael E. Henry,       10,097,329              11.3%
 $.01 par value   Vicki Jo Henry              (2)
 Common Stock     and JKHY Partners
                  663 Highway 60
                  Monett, MO

                  Jerry D. Hall            4,866,486               5.5%
                  663 Highway 60              (3)
                  Monett, MO

                  John W. Henry            3,215,706               3.6%
                                              (4)

                  Tony L. Wormington         831,313                *
                                              (5)

                  George R. Curry            746,616                *
                                               (6)

                  James J. Ellis             568,630                *
                                               (6)

                  John F. Prim               448,560                *
                                               (7)

                  Burton O. George           340,136                *
                                               (8)

                  Kevin D. Williams          198,567                *
                                               (9)

                  Joseph J. Maliekel              10                *


                  All directors and       21,644,727              24.0%
                  executive officers         (10)
                  as a group
                  (11 persons)


      * Less than 1%


      (1) Information is set forth as of August 21, 2003. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted below. With respect to shares held in the Company's 401(k) and Employee Stock Ownership Plans (the "Retirement Plans"), a participant has the right to direct the voting and disposition of shares allocated to his account.

      (2) Reflects information in filings with the SEC by Michael E. Henry, his sister Vicki Jo Henry and JHKY Partners, their family partnership. Michael E. Henry separately may be deemed to beneficially own 10,097,329 shares, including 148,836 shares held in the Michael E. Henry Annuity Trust, 66,693 shares allocated to his Retirement Plan accounts, 1,000,000 shares currently acquirable by exercise of outstanding stock options, 4,990,200 shares held by JKHY Partners, 3,291,600 shares held in a living trust and 600,000 shares held by the Henry Family Limited Partnership, both established by his mother, Eddina F. Mackey. Michael E. Henry may be deemed to share beneficial ownership in the shares held by JKHY Partners, by the Eddina F. Mackey Trust and by the Henry Family Limited Partnership because he has been granted proxies to vote such shares. Vicki Jo Henry does not beneficially own any shares of common stock in her individual capacity and her business address is 6851 South Holly Circle, Suite 270, Englewood, Colorado, 80112. The business address of Michael E. Henry and JKHY Partners is reflected in the table.

      (3) Includes 197,400 shares held in the Retirement Plans for Mr. Hall's account and 206,710 shares beneficially owned by his wife.

      (4) Includes 171,429 shares held in the Retirement Plans for Mr. Henry's account.

      (5) Includes 310,000 shares that are currently acquirable by exercise of outstanding stock options and 141,873 shares held in the Retirement Plans for Mr. Wormington's account.

      (6) Each includes 220,000 shares that are currently acquirable by exercise of outstanding stock options.

      (7) Includes 415,000 shares that are currently acquirable by exercise of outstanding stock options and 11,337 shares held in the Retirement Plans for Mr. Prim's account.

      (8) Includes 180,000 shares that are currently acquirable by exercise of outstanding stock options.

      (9) Includes 190,000 shares that are currently acquirable by exercise of outstanding stock options and 4,478 shares held in the Retirement Plans for Mr. Williams' account.

      (10) Includes 2,542,500 shares that are acquirable under outstanding stock options, and 656,550 shares held in the Retirement Plans for the accounts of the executive officers.



                                  PROPOSAL 1
                            ELECTION OF DIRECTORS

 PROCEDURE

 At the meeting, the stockholders will elect seven (7) directors to hold office for one-year terms ending at the 2004 Annual Meeting of Stockholders or until their successors are elected and qualified. The Board of Directors has nominated the Company's seven (7) current directors for reelection at the Annual Meeting.

 The stockholders are entitled to one vote per share on each matter submitted to vote at any meeting of the Stockholders. Unless contrary instructions are given, the persons named in the enclosed Proxy or their substitutes will vote "FOR" the election of the nominees named below.

 Each of the nominees has consented to serve as director for a one-year term. However, if any nominee at the time of election is unable to serve or is otherwise unavailable for election, and as a result other nominees are designated by the Board of Directors, the persons named in the enclosed Proxy or their substitutes intend to vote for the election of such designated nominees.


 NOMINEES FOR ELECTION

 The directors and nominees for election as directors of the Company, as well as certain information about them, are as follows:

 Name                 Position with Company                   Director Since
 ----                 ---------------------                   --------------
 Michael E. Henry     Chairman, Chief Executive                    1986
                      Officer and Director

 John W. Henry        Vice Chairman, Senior Vice                   1977
                      President and Director

 Jerry D. Hall        Executive Vice President and                 1977
                      Director

 James J. Ellis       Director                                     1985

 Burton O. George     Director                                     1987

 George R. Curry      Director                                     1989

 Joseph J. Maliekel   Director                                     2002


 The following information relating to the Company's directors and nominees for director, all of whom are United States citizens, is with respect to their principal occupations and positions during the past five years:

 Michael E. Henry, age 42, Chairman of the Board, Chief Executive Officer and Director. Mr. Henry, the son of John W. Henry and a director of the Company since 1986, has served as Chairman of the Board and Chief Executive Officer since October, 1994. He previously served as Vice Chairman and Senior Vice President from 1993 to 1994. He served as Manager of Research and Development from 1983 to 1993. He joined the Company in 1979.

 John W. Henry, age 68, Vice Chairman, Senior Vice President and Director. Mr. Henry, a co-founder and principal stockholder of the Company, has served as Vice Chairman since October, 1994. He previously served as Chairman of the Board from 1977 through 1994. He also has been a director since the Company's incorporation in 1977. He previously served as Chief Executive Officer from 1977 through 1988 and as President until 1989.

 Jerry D. Hall, age 60, Executive Vice President and Director. Mr. Hall, a co-founder and principal stockholder of the Company, has served as Executive Vice President since October, 1994. He previously served as Chief Executive Officer from 1990 through 1994. He also has been a director since the Company's incorporation in 1977. He previously served as President from 1989 through 1993 and as Vice President-Operations from 1977 through 1988.

 James J. Ellis, age 69, Director. Mr. Ellis, a director of the Company since 1985, has been Managing Partner of Ellis/Rosier Financial Services since 1992. Mr. Ellis served as general manager of MONY Financial Services, Dallas, Texas, from 1979 until his retirement in 1992. Mr. Ellis also serves as a director of Merit Medical Systems, Inc.

 Burton O. George, age 76, Director. Mr. George, a director of the Company since 1987, is retired. He previously had been in the banking business since 1958, and most recently served as Chairman of the Board and Chief Executive Officer of First National Bank of Berryville, Berryville, Arkansas from 1985 through 1989.

 George R. Curry, age 78, Director. Mr. Curry, a director of the Company since 1989, is Vice Chairman of Central Bank, Lebanon, Missouri, with which he has been affiliated since 1949, as well as President of Central Shares, Inc., a bank holding company.

 Joseph J. Maliekel, age 42, Director. Mr. Maliekel became a director of the Company in December 2002. He has been employed by Monsanto Company since 1999, currently as Director of External Reporting and previously as Manager of Financial Audit for Monsanto's North American and Asia/Pacific businesses and for its Global Seed Business. Prior to joining Monsanto, Mr. Maliekel was a Senior Manager with Deloitte & Touche LLP, where he was employed from 1986 to 1999. Mr. Maliekel is a Certified Public Accountant.


                             CORPORATE GOVERNANCE

 The Company and its businesses are managed under the direction of the Board of Directors. The Board generally meets a minimum of four times during the year, but has complete access to management throughout the year.

 In August of 2003, the Board of Directors adopted Corporate Governance Guidelines proposed by the Governance Committee. Among others, the Guidelines address the following subjects:

      - The majority of the Board should be independent under relevant Nasdaq standards
      - Independent directors should not be compensated by the Company other than in the form of Director's fees (including director's compensatory stock options)
      - Membership on the Audit, Compensation and Governance Committees should be limited to independent directors
      - The Board should conduct an annual self-evaluation to determine whether it and its committees are functioning properly
      - Non-management directors may meet in executive session from time to time without members of management
      - The Chief Executive Officer shall provide an annual report to the Board on succession planning
      - The Board and its committees shall have the right at any time to retain independent counsel
      - Board members should not sit on more than 3 other boards

 The members of the Board of Directors, as well as the executive officers and all other employees, are subject to and responsible for compliance with the Jack Henry Code of Conduct, adopted by the Board in January of this year. The Code of Conduct contains policies and practices for the ethical and lawful conduct of our business, as well as procedures for confidential investigation of complaints and discipline of wrongdoers.

 The Company has posted its significant corporate governance documents on its website at www.jackhenry.com/ir/corpinfo/. There you will find copies of the Corporate Governance Guidelines and the Jack Henry Code of Conduct, copies of the Compensation, Governance and Audit Committee charters, as well as the Company's Certificate of Incorporation and By-Laws. Other investor relations materials are also posted at www.jackhenry.com/ir, including SEC reports, financial statements and news releases.


 THE BOARD OF DIRECTORS AND ITS COMMITTEES

 The Board of Directors held five (5) meetings during the last fiscal year. The Board maintains an Audit Committee of which Messrs. Curry, George, Ellis and Maliekel are members. The Board has determined that Joseph Maliekel is an audit committee financial expert and that he is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. The Board also maintains a Compensation Committee and a Governance Committee (formerly named the Nominating Committee) with Messrs. Curry, George and Ellis as members of each committee. All members of the Audit, Compensation and Governance Committees are independent directors under relevant Nasdaq standards. Each director attended at least 75% of all meetings of the Board of Directors and all committees on which they served.

 The Compensation Committee establishes and reviews the compensation and benefits of the Executive Officers, evaluates the performance of senior executive officers, considers incentive compensation plans for our employees and carries out duties assigned to the Committee under our stock option
 plans and employee stock purchase plan.   The Compensation Committee
 operates under a written charter adopted by the Board in January of this year.

 The Governance Committee identifies, evaluates and recruits qualified individuals to stand for election to the Board of Directors, recommends corporate governance policy changes and evaluates Board performance. The Governance Committee also operates under a charter adopted by the Board in January of this year. The Governance Committee will consider nominees recommended by stockholders, provided such recommendations are made in accordance with the procedures set forth in this proxy statement at "Stockholder Proposals."

 The Audit Committee selects and retains the independent auditor, reviews the scope and results of the audit with the independent auditor and management, reviews critical accounting policies and practices, reviews and evaluates our audit and control functions, reviews and pre-approves retention of the independent auditor for any audit and non-audit services, reviews and approves all material related party transactions, and regularly reviews regulatory compliance matters, including our outsourcing services and business recovery operations. The Audit Committee operates under a written Audit Committee Charter, recently amended and restated by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

 The Audit Committee met eleven (11) times and the Compensation Committee and Nominating Committee each met once during the last fiscal year.


 DIRECTORS COMPENSATION

 The directors who are employed by the Company do not receive any separate compensation for service on the Board of Directors. Each non-employee director receives an annual compensation of $25,000 per year plus $1,200 for each Board of Directors meeting, $800 for each in-person committee meeting and $400 for each telephone committee meeting attended and is reimbursed for out-of-pocket expenses incurred in attending such meetings. Under the 1995 Non-Qualified Stock Option Plan, each non-employee director is also compensated by the annual grant of non-statutory stock options to purchase 10,000 shares of Common Stock, subject to an overall grant limitation under the plan of 300,000 shares to each individual director.



                            AUDIT COMMITTEE REPORT

 The Audit Committee of the Company's Board of Directors is composed of four independent directors. The Board has determined that Audit Committee member Joseph J. Maliekel is a financial expert under relevant SEC standards because of his extensive accounting and auditing experience. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. (the "NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

 The Audit Committee operates under a written charter adopted by the Board of Directors, most recently amended and restated in January of this year. The Amended and Restated Audit Committee Charter is attached to this Proxy Statement as Appendix A. Among other changes, the Charter now requires the Audit Committee to oversee and retain the independent auditors, pre-approve the fees of the independent auditors, regularly consider critical accounting policies of the Company, review and approve material related party transactions, receive reports from the Company's Compliance Officer, and establish procedures for receipt and handling of complaints and anonymous submissions regarding accounting or auditing matters. The amended charter also contains the commitment of the Board of Directors to provide funding and support for the operation of the Audit Committee, including funding for independent counsel for the Committee if the need arises.

 The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary duty for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

 In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees, has discussed with the independent auditors their independence from the Company and its management, and has considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

 The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. These meetings without management present are held at least once each year.

 In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's 2003 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended June 30, 2003 for filing with the Securities and Exchange Commission.

                               George R. Curry       James J. Ellis
                               Burton O. George      Joseph J. Maliekel
                               Members of the Audit Committee



                 EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

 As of June 30, 2003, the executive officers and significant employees of the Company, as well as certain biographical information about them, are as follows:


                                                           Officer/Significant
            Name              Position with Company           Employee Since
 -------------------------    -------------------------       --------------
 Michael E. Henry             Chairman of the Board and            1983
                              Chief Executive Officer

 John F. Prim                 President                            2001

 Tony L. Wormington           Chief Operating Officer              1998

 John W. Henry                Vice Chairman and Senior             1977
                              Vice President

 Jerry D. Hall                Executive Vice President             1977

 Kevin D. Williams            Chief Financial Officer              2001
                              and Treasurer

 Marguerite P. Butterworth    Vice President                       1993


 The following information is provided regarding the executive officers and significant employees not already described herein, all of whom are United States citizens:

 John F. Prim, age 48, President. Mr. Prim has served as President since January 2003. He previously served as Chief Operating Officer since July 2001. Mr. Prim joined the Company in 1995 as part of the acquisition of the Liberty division of Broadway & Seymour, Inc. He previously served as General Manager of the E-Services Division from July 2000 to June 2001 and as General Manager of the OutLink Services Division from 1995 to 2000.

 Tony L. Wormington, age 41, Chief Operating Officer. Mr. Wormington has served as Chief Operating Officer since January 2003. He previously served as a Vice President since October 1998. Mr. Wormington joined the Company in 1980 and served as Research and Development Manager from 1993 to December 2002.

 Kevin D. Williams, age 44, Chief Financial Officer and Treasurer. In January 2001, Mr. Williams was appointed by the Board of Directors to serve as Chief Financial Officer and Treasurer of the Company. He previously served as Controller of the Company since joining the Company in 1998.

 Marguerite P. Butterworth, age 55, Vice President. Ms. Butterworth has served as Vice President since February of 1993. Ms. Butterworth joined the Company in 1983 and has been Hardware Manager since 1984.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

 The Company is required to identify any director, officer or greater than ten percent beneficial owners who failed to timely file with the Securities and Exchange Commission a report required under Section 16(a) of the Securities Exchange Act of 1934 relating to ownership and changes in ownership of the Company's common stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5.

 To the Company's knowledge, based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended June 30, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that James J. Ellis, Burton O. George and George R. Curry reported their annual option grant 10 days late on Form 4.



                            EXECUTIVE COMPENSATION

 The following table sets forth certain information with regard to the compensation paid to the Chief Executive Officer and to the Company's other four most highly compensated executive officers for the three years ended June 30, 2003.


 SUMMARY COMPENSATION TABLE
                                                                  Long-Term
                                     Annual Compensation        Compensation
                                   ---------------------------  ------------
                                                                   Shares
                                                                 Underlying
 Name and Principal Position       Year     Salary   Bonus (1)     Options
 ---------------------------       ----    --------   --------     -------
 Michael E. Henry                  2003   $ 325,800  $   5,000           -
   Chairman and Chief              2002     286,400      5,000           -
   Executive Officer               2001     255,800      5,000           -

 John F. Prim                      2003     285,800      5,000      50,000
   President                       2002     242,466      5,000     225,000
                                   2001     164,967      5,000           -

 Tony L. Wormington                2003     217,467      5,000      50,000
   Chief Operating Officer         2002     150,800      5,000           -
                                   2001     132,467      5,000           -

 Kevin D. Williams                 2003     180,800      5,000      50,000
   Treasurer and Chief             2002     164,133      5,000           -
   Financial Officer               2001     144,040     35,000           -

 Marguerite P. Butterworth         2003     122,217      5,000      10,000
   Vice President                  2002     115,800      5,000           -
                                   2001     114,967      5,000           -

 Terry W. Thompson (2)             2003     167,050      5,000           -
   Former President                2002     274,133      5,000           -
                                   2001     210,176     45,000           -


 (1) Includes corporate 401(k) matching contribution of $5,000 for each executive officer in each period.
 (2) Effective December 31, 2002, Mr. Thompson retired as President of the Company.


 Following is information with respect to stock options granted to and exercised by the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 2003, together with the number of options outstanding as of such date. Data, as appropriate, have been adjusted for stock splits.


 OPTION GRANTS IN FISCAL 2003

                                   Individual Grants
                    ------------------------------------------------
                                                                       Potential Realizable
                                                                        Value at Assumed
                    Number of    Percent of                           Annual Rates of Stock
                     Shares     Total Options                          Price Appreciation
                    Underlying   Granted to                            for Option Term (1)
                     Options    Employees in   Exercise   Expiration  ---------------------
 Name                Granted     Fiscal Year    Price        Date        5%          10%
                     -------     -----------   --------   ----------  ---------------------
 John F. Prim         50,000         1.3%      $ 10.84      4/11/13  $ 340,861    $ 863,808

 Michael E. Henry          -           -           -           -             -            -

 Tony L. Wormington   50,000         1.3%        10.84      4/11/13    340,861      863,808

 Kevin D. Williams    50,000         1.3%        10.84      4/11/13    340,861      863,808

 Marguerite P.
 Butterworth          10,000         0.26%       10.84      4/11/13     65,172      172,762

 Terry W. Thompson         -           -           -           -             -            -



      (1) The amounts in these columns are required to be disclosed by the SEC at rates set by regulation and are not intended to forecast possible future appreciation of our stock or amounts that may ultimately be realized upon exercise. We have chosen not to use an alternative formula for grant date valuations.


 AGGREGATED OPTION EXERCISES IN FISCAL 2003 AND JUNE 30, 2003 OPTION VALUES

                                                   Number of Shares                Value of
                       Shares                   Underlying Unexercised     Unexercised In-the-Money
                     Acquired On   Value          Options at 6/30/03          Options at 6/30/03
 Name                 Exercise   Realized     Exercisable  Unexercisable  Exercisable  Unexercisable
 ------------------   --------   --------     -----------  -------------  -----------  -------------
 Michael E. Henry       70,000  $2,701,386     1,000,000             -   $ 11,744,687             -

 Kevin D. Williams           -           -       165,000        25,000      1,373,725     $ 173,750

 Tony L. Wormington          -           -       285,000        25,000      3,414,150       173,750

 John F. Prim                -           -       390,000        25,000      1,479,350       173,750

 Marguerite P.
 Butterworth                 -           -        45,000         5,000       71,350          34,750

 Terry W. Thompson      40,000     234,492        40,000             -       36,600               -



                     EQUITY COMPENSATION PLAN INFORMATION

 The following table sets forth information as of June 30, 2003 with respect to the Company's equity compensation plans under which our Common Stock is authorized for issuance:

                                                           Number of securities
                                                           remaining available
                                                           for future issuance
                                                               under equity
                           Number of         Weighted-         compensation
                        securities to         average        plans (excluding
                        be issued upon     exercise price      securities in
                          exercise of      of outstanding    the first column
                      outstanding options     options         of this table)
                      -------------------  -------------- --------------------

 Equity Compensation
 Plans approved by
 security holders:

 1987 Stock Option          1,252,850            $3.55                   0
 Plan (Employees)

 1995 Non-Qualified           627,500           $13.55             532,500
 Stock Option Plan
 (Non-employee
 Directors)

 1996 Stock Option         11,391,904           $14.23           2,420,815
 Plan (Employees)

 Equity Compensation           28,000           $13.78                   0
 Plans not approved
 by security holders
 (Plan assumed in
 acquisition and
 individual option
 contracts)


                        COMPENSATION COMMITTEE REPORT

 The Company's executive officer compensation program is administered and reviewed by the Compensation Committee. The Compensation Committee consists of three independent, non-employee directors of the Company. There was no insider participation on the Compensation Committee.

 The objectives of our executive officer compensation program are to:

        *  Encourage continuation of JHA's entrepreneurial spirit;

        *  Attract and retain highly qualified and motivated executives; and

        *  Encourage esprit de corps and reward outstanding performance.

 In meeting the foregoing objectives, the Compensation Committee strives for the interests of management and stockholders to be the same - the maximization of stockholder value. The components of the executive compensation program which are employed by the Committee to meet these goals include base salary, discretionary bonuses, and stock options.

 Salaries and bonuses are established at levels to compensate for the position held and contributions made by each executive. Recommendations regarding bonuses and increases in salary are based upon subjective evaluations of each individual's performance and contribution.

 Longer term incentives are provided by the award of stock options because the ultimate value of options granted will be determined by long-term growth in the Company's stock price. Awards of options are believed to help focus executives attention on managing the Company from the perspective of an owner with an equity stake in the business. This component of executive compensation is provided through the 1996 Stock Option Plan, under which the executive officers, and all other employees of the Company and its subsidiaries, are eligible to receive options. The Committee has discretion to designate optionees and to determine the terms of the options granted. However, option prices shall be fixed at not less than 100% of fair market value of the stock at the date of grant, and options may not be exercisable more than ten years after the date of grant.

 In employing the foregoing three elements of compensation, the Compensation Committee considers the experience, prior compensation levels, personal performance, number and value of previously granted options, and other subjective factors relating to each individual and seeks to optimize the balance between base salary, short-term and long-term incentives.

 The base salary of Chief Executive Officer Michael E. Henry was modestly increased in our 2003 fiscal year as a part of our efforts to bring the Company's low executive salaries closer to industry norms. No stock options were granted to Mr. Henry during our 2003 fiscal year.

 The Company has entered into Aircraft Time Sharing Agreements with Mr. Henry and certain other executives and members of the Board of Directors. These agreements have been prepared in accordance with Federal Aviation Regulations and provide for sharing of operational costs. There is no element of compensation in these arrangements. In compliance with his Aircraft Time Sharing Agreement, the Company billed to and collected from Mr. Henry approximately $43,000 during the fiscal year for personal use of aircraft.

 The Compensation Committee notes that there is a $1,000,000 cap on the income tax deduction which may be taken with respect to any individual officer's compensation. While current cash compensation paid to our executive officers is substantially less than the cap, the ultimate value of stock options is not now known, and thus the cap may be important in some future year. The cap has been considered by the Committee and we intend to take the steps necessary to conform the Company's compensation structure to comply with the cap if the issue arises in a future period.

                                    George R. Curry
                                    Burton O. George
                                    James J. Ellis
                                    Members of the Compensation Committee

                             COMPANY PERFORMANCE

 The following graph presents a comparison for the five-year period ended June 30, 2003, of the market performance of the Company's common stock with the S & P 500 Index and an index of peer companies selected by the Company:

 The following information depicts a line graph with the following values:


                        JKHY      Peer Group    S&P 500

              1998     100.00       100.00       100.00
              1999     115.00       116.15       122.76
              2000     295.72       126.14       131.66
              2001     367.40       150.53       112.13
              2002     198.93       159.18        91.97
              2003     215.76       159.26        92.20

 This comparison assumes $100 was invested on July 1, 1998, and assumes reinvestments of dividends. Total returns are calculated according to market capitalization of peer group members at the beginning of each period. Peer companies selected are in the business of providing specialized computer software, hardware and related services to financial institutions and other businesses. Companies in the peer group are Bisys Group, Elite Information, Cerner Corp., Computer Science, Crawford & Co., Electronic Arts, First Data, Fiserv, Keane, National Data, Hyperfeed Technology, Rainbow Technology and SEI Investments.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 During the fiscal year ended June 30, 2003, the Company paid $1,356,957 to Ripcord, LLC for marketing and advertising services. Ripcord is owned by Christopher Harding and Vicki Jo Henry who are husband and wife. Vicki Jo Henry is the daughter of John W. Henry, Director and Senior Vice President of the Company and the sister of Michael E. Henry, Chairman of the Board and Chief Executive Officer of the Company. Vicki Jo Henry is also a general partner in JKHY Partners, a family partnership which owns 5.4% of the common stock of the Company. The Company believes that the rates and charges incurred in the transactions with Ripcord are reasonable and competitive with other marketing and advertising providers of comparable services.


                             INDEPENDENT AUDITORS

 Deloitte & Touche LLP, certified public accountants, served as independent auditors for the Company for the year ended June 30, 2003. The Audit Committee has not selected the auditors for the current year, because the selection will not be made until after the final Audit Committee meeting on the prior year's audit is held. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

 AUDIT AND NON-AUDIT FEES

 The following table presents fees for professional audit services rendered by Deloitte & Touch LLP for the audit of the Company's annual consolidated financial statements for the fiscal years ending June 30, 2002 and 2003 and reviews of the financial statements included in the Company's Forms 10-Q for those fiscal years, and fees for other services rendered during those periods. Certain amounts for 2002 have been reclsassified to conform to this year's presentation.

                                2003          2002
                               -------       -------
     Audit Fees               $208,300      $200,900
     Audit-Related Fees         31,585        10,800
     Tax Fees (1)               75,929        25,053
     All Other Fees (2)        254,957        41,245
                               -------       -------
     Total Fees               $570,771      $277,998


  (1) Tax Fees for 2003 included review of the Company's federal and specific state income tax returns, assistance with research and development credits taken on income tax returns and review of other tax credits and deductions. Tax fees for 2002 included review of the Company's federal and specific state income tax returns.

  (2) Other fees for 2003 included services provided to perform a complete review of the Company's health care program, audits of the 401(k) and ESOP plans, and assistance with and review of other SEC filings and communications. Other fees for 2002 included audits of the Company's 401(k) plans and assistance with and review of other SEC filings and communications.

 In making its decision to continue to retain Deloitte & Touche LLP as the Company's independent accountants for the next fiscal year, the Audit Committee will consider the above information to ensure that the provision of non-audit services will not negatively impact the maintenance of the auditors' independence.


                            STOCKHOLDER PROPOSALS

 Stockholders who intend to present proposals for inclusion in the proxy statement and form of proxy for the 2004 Annual Meeting of Stockholders must submit their proposals to the Company's Secretary on or before June 7, 2004. A shareholder who wishes to present a proposal at the 2004 Annual Meeting, but who does not request inclusion in the proxy statement, must submit the proposal to the Company's Secretary by September 13, 2004.


                       COST OF SOLICITATION AND PROXIES

 Proxy solicitation is being made by mail, although it may also be made by telephone, telegraph or in person by officers, directors and employees of the Company not specifically engaged or compensated for that purpose. The Company will bear the entire cost of the Annual Meeting, including the cost of preparing, assembling, printing and mailing the Proxy Statement, the Proxy and any additional materials furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians for forwarding to the beneficial owners of shares held of record by them and, upon their request, such persons will be reimbursed for their reasonable expenses incurred in completing the mailing to such beneficial owners.


                             FINANCIAL STATEMENTS

 Consolidated financial statements of the Company are contained in the 2003 Annual Report which accompanies this Proxy Statement, and are incorporated herein by reference.


                                OTHER MATTERS

 The Board of Directors knows of no matters that are expected to be presented for consideration at the 2003 Annual Meeting which are not described herein. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon in accordance with their best judgment.

 By Order of the Board of Directors

 /s/ Michael E. Henry
 --------------------
 Michael E. Henry
 Chairman of the Board

 Monett, Missouri
 September 23, 2003




 A copy of the Company's Annual Report is included herewith. The Company will furnish without charge a copy of its Annual Report on Form 10-K as filed with the Securities and Exchange Commission upon written request directed to Kevin D. Williams, Chief Financial Officer, Jack Henry & Associates, Inc., 663 Highway 60, Post Office Box 807, Monett, Missouri, 65708. The Form 10-K is also available at our investor relations website, www.jackhenry.com/ir/.

                                  Appendix A
                                  ----------
                        JACK HENRY & ASSOCIATES, INC.

                             AMENDED AND RESTATED
                           AUDIT COMMITTEE CHARTER
                           (Revised January 24, 2003)

 Organization

 The Board of Directors of Jack Henry & Associates, Inc. (the "Company") has established its Audit Committee. The Audit Committee shall be composed of at least three (3) members of the Board of Directors who are all independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as members of the Audit Committee. All members of the Audit Committee must also qualify as independent under all relevant rules and regulations of the Securities and Exchange Commission (the "SEC") and under all relevant NASDAQ listing standards. A member of the Audit Committee who enters into any transaction or relationship which causes such member to no longer qualify as independent must immediately notify the other members of the Committee and the Chairman of the Board and tender resignation from the Committee.

 All members of the Audit Committee must be capable of reading and understanding the Company's financial statements. In addition, at all times at least one member of the Committee shall be a "financial expert" under relevant SEC rules and regulations and NASDAQ listing standards.

 Members of the Audit Committee shall be appointed by the Board of Directors and shall serve at the pleasure of the Board of Directors. Audit Committee members shall be compensated for attendance at meetings as determined from time to time by the Board of Directors. The Audit Committee chairman shall be designated by the full Board of Directors at each annual meeting of the Board of Directors. The Disclosure Committee may delegate specific tasks to individual members of the Committee. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for the Board of Directors.

 Statement of Policy

 The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to oversee the independent auditor, and to oversee the Company's system of financial and disclosure controls and compliance with legal and regulatory requirements.

 Statement of Support

 The Board of Directors shall cause the Company to provide appropriate funding and support, as determined by the Audit Committee, for the operation of the Audit Committee and for payment of compensation to the independent auditors and any other advisers, accountants or independent legal counsel retained by the Audit Committee.

 The officers and employees of the Company shall, upon request, meet with the Audit Committee or any adviser to the Audit Committee.

 Responsibilities

 1. Provide an open avenue of communication between internal auditors, internal compliance staff, the independent auditors, internal financial management, the Disclosure Committee, and the Board of Directors.

 2.   Review and update the Audit Committee's charter annually.

 3. Retain a registered public accounting firm (the "independent auditors") to audit the financial statements of the Company and regulated services, approve all audit and non-audit services, determine the compensation of the independent auditors, review the qualifications and quality control procedures of the independent auditors, oversee their work, review their performance, and discharge the independent auditors. The Audit Committee shall work to resolve any disagreements between management of the Company and the independent auditors. The terms of retention of the independent auditors shall require that the accounting firm report directly to the Audit Committee.

 4. Confirm the independence of the independent auditors as required under applicable NASDAQ Stock Market, SEC and other regulatory rules, including review of periodic reports provided by the independent auditors as to independence and consideration of whether the provision of non-audit services is compatible with independence. Review the experience and qualifications of the senior members of the audit staff of the independent auditors.

 5.   Inquire of management  and the independent  auditors at least  annually
      regarding  significant  risks  or   exposures  and  assess  the   steps
      management has taken to minimize such risks to the Company.

 6. Consider, in consultation with the internal financial management and compliance staff of the Company and the independent auditors, the audit scope and plan of the independent auditors.

 7. Review with internal financial management and the independent auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

 8. Consider with management and the independent auditors the rationale for employing audit firms other than the principal independent auditors.

 9. Regularly consider and review with the independent auditors and the internal financial management:

        * The adequacy and integrity of the Company's financial reporting process (both internal and external) and the internal control structure (including disclosure controls).

        * The independent auditor's judgment as to the quality of the Company's financial reporting principles, significant reporting issues and judgments made in connection with the preparation of the financial statements.

        * Critical accounting policies and practices of the Company, and alternatives thereto.

        * The effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

        *  Any  related  significant  findings  and  recommendations  of  the
           independent  auditors,   including  any   response  of   Company's
           management thereto.

 10. Review with management and the independent accountant at the completion of the annual financial audit:

        *  The Company's annual financial statements and related footnotes.

        * The independent accountant's audit of the financial statements and the report thereon.

 11. Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

 12. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

 13. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

 14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

 15. Review with management and the independent auditors each financial report, including the "Management's Discussion and Analysis of Financial Condition and results of Operations" and the results of the independent accountant's review of the financial statements, before it is filed with the SEC or other regulators.

 16. Review legal and regulatory matters, related accounting initiatives, and any off-balance sheet structures that may have a material impact on the financial statements, as well as related Company compliance policies, and programs, correspondence or reports received from banking or other regulators which raise material issues regarding the Company's financial statements or accounting policies. Receive reports from the Company's Compliance Officer. Review and advise the Board with respect to insider and affiliated party transactions and violations of the Company's Code of Conduct.

 17.  Review  selection  of  and  changes  to  the  Company's  auditing   and
      accounting principles and practices as suggested by the independent accountant, internal auditors or management.

 18. Recommend to the Board guidelines for the Company's hiring of employees or former employees of the independent auditors.

 19. Meet at least annually with the independent auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee, including any disagreements with management, any restrictions in the scope of activities or access to information, and any management letter provided by the independent auditors and management's response.

 20. Review and pre-approve the retention and fees of the independent auditors for any permitted non-audit service.

 21.  Review and approve all material related party transactions.

 22.  Report  Committee  actions  to  the   Board  of  Directors  with   such
      recommendations as the Committee may deem appropriate.

 23.  Conduct  or  authorize  investigations  into  any  matters  within  the
      Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or other advisers to assist it in the performance of its duties or the conduct of any investigation.

 24. Meet in person or telephonically at least four times per year or more frequently as circumstances require.

 25. Approve the Company's internal regulatory compliance audit plan, obtain and review all internal regulatory audit reports and obtain and review all regulatory review reports prepared by independent auditors, including all  reports  prepared  pursuant  to  Statement  on  Auditing
      Standards No. 70. The Audit Committee shall perform all of the functions and responsibilities set forth in this Charter with regard to regulatory audits, including but not limited to the retention, review and discharge of independent auditors, inquiry of and discussion with management, review of changes in practices, review of regulatory correspondence and reporting to the Board of Directors.

 26. Establish procedures for the receipt, retention and treatment of complaints received by the Committee or the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

 27. The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

                              Limitation of Role

 While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws and regulations. These are the responsibilities of management and the independent auditor.

                                   PROXY CARD


                         A New Way to Vote your Proxy
                        (In addition to voting by mail)
                              VOTE BY TELEPHONE
                        24 HOURS A Day - 7 Days a Week
              Save Your Company Money - It's Fast and Convenient

              TELEPHONE                OR                  MAIL
              ---------                                    ----
           1-800-758-6973

  * Use any touch-tone telephone.             * Mark, sign and date the proxy
  * Have this proxy form in hand.               card on the reverse side.
  * Enter the Control Number located          * Detach the proxy card.
    on the reverse bottom of this card.       * Return the proxy card in the
  * Follow the simple recorded                  prepaid-postage envelope
    instructions.                               provided.



 PROXY

 Jack Henry & Associates, Inc.            This proxy is solicited on
 663 Highway 60                           behalf of the Board of Directors.
 P.O. Box 607
 Monett, Missouri 65708                   The undersigned hereby appoints
                                          Michael E. Henry and Kevin D.
                                          Williams as Proxies, each with the
                                          power to appoint his or her
                                          substitute, and hereby authorizes
                                          them to represent and to vote, as
                                          designated below, all the shares
                                          of common stock of Jack Henry &
                                          Associates, Inc. held of record by
                                          the undersigned on September 22,
                                          2003, at the annual meeting of
                                          shareholders to be held on October
                                          28, 2003, or any adjournment
                                          thereof.

 1.  ELECTION OF DIRECTORS

      [ ] FOR all nominees listed below    [ ] WITHHOLD AUTHORITY
          (except as marked to the             to vote for all nominees
          contrary below)                      listed below

 (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominees name in the list below)

 J. Henry,  J. Hall,  M. Henry,  J. Ellis,  B. George,  G. Curry,  J. Malekiel

 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

 This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the listed nominees.

 Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

                                         Dated ________________________, 2003

                                         ____________________________________
                                         Signature

                                         ____________________________________
                                         Signature if held jointly


                                         PLEASE MARK SIGN DATE AND RETURN
                                         THE PROXY CARD PROMPTLY USING THE
                                         ENCLOSED ENVELOPE.